Exhibit 99.1

NRMLT 2019-2

Narrative

March 29, 2019

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from August 2015 through March 2019 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on two thousand eighteen (2,018) mortgage loans, which represents thirty-nine percent (39.70%) of the original total population of five thousand eighty-three (5,083) mortgage loans with an aggregate original principal balance of approximately $559.6 million.

INITIAL POPULATION

AMC performed a sample review of 2,018 seasoned mortgage loans for the Client from August 2015 to March 2109. Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loans in question (whole loan sale, securitization, hold, etc.).

Subsequently, the securitization population was finalized with a total of 1,966 seasoned mortgage loans (the “Final Securitization Population”) through reduction of 52 seasoned mortgage loans from the Potential Securitization Population for various reasons. Please see “Compliance Reviews” below for additional detail.

Within the Final Securitization Population, AMC reviewed a total of 1,966 unique mortgage loans as follows: Compliance Review (1,966 mortgage loans), Data Integrity Review (1,000 mortgage loans), Pay History Review (722 mortgage loans), and Title Review and Title Lien Alert Review on (1,196 loans).

Compliance Reviews (1,966 Mortgage Loans in the Final Securitization Population):

From mortgage loans that ended up within the Final Securitization Population, AMC originally selected a random sample of 722 mortgage loans for review and an additional population of 861 mortgage loans were added to the Compliance Review sample which consisted of (i) 3 loans that were previously reviewed, (ii) 103 re-performing mortgage loans, (iii) 130 state specific mortgage loans, (iv) 56 mortgage loans that were modified in the 13-24 months prior to the Review (v) 4 mortgage loans that were previously non-performing, (vii) 291 Texas loans, and (viii) 274 recently acquired loans . These additions increased the relevant Compliance Review population to 1,583 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 383 mortgage loans (the “Subsequent Compliance Review Population”) were added to the Initial Compliance Review Population comprised of 215 mortgage loans secured by properties in states where a compliance violation was noted within the Initial Compliance Review Population and 168 HOEPA mortgage loans. This addition increased the total mortgage loans subject to the Compliance Review to 1,966 mortgage loans which represented approximately 39.08% of the Final Securitization Population.

Data Integrity Review (1,000 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 1,000 mortgage loans in the Final Securitization Population.

Pay History Review (722 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 722 mortgage loans in the Final Securitization Population.

Title Review and Title Lien Alert Reviews (1,196 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 1,196 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review and Title Lien Alert Reviews.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 1,966 mortgage loans that comprised part of the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	5,031
Compliance Population	1,966	39.08%
Title Population	1,196	23.77%
Pay History Population	722	14.35%
Data Integrity Population	1,000	19.88%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Sale Price	Property Units	First Pmt Chg Date
First Name	LTV	Maturity Date	Rounding Code
Occupancy	CLTV	Mod Flag	Lookback Period
Purpose	Note Date	Mod Date	Initial Rate Cap
Address	Loan Amount	Current Rate	Periodic Rate Cap
State	First Payment Date	Rate Index	Life Rate Cap
Zip	Original Rate	Amortization Term	Life Rate Floor
Property Type	Original P&I	Neg Am Flag	Margin
Lien Position	Interest Only Flag	IO Term
Appraised Value	1st Rate Chg Date	Balloon Flag

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;

  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month or twenty-four (24) month look back for each mortgage loan within the sample where data was provided.

Title Review and Title Lien Alert Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above. With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 1,966 mortgage loans), ii) Data Integrity Review on 1,000 mortgage loans and iii) a Pay History Review on 722 mortgage loans. AMC also ordered title lien alerts on 1,196 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 1,966 mortgage loans, 1,820 mortgage loans (92.57%) had exceptions with 493 mortgage loans (25.08%) retaining rating agency grades of “C” or “D” and 1,327 mortgage loans (67.5%) retaining a grade of “B”. The remaining 146 mortgage loans (7.43%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Loans	% of Loans*
A	146	7.43%
B	1,327	67.5%
C	136	6.92%
D	357	18.16%

*May not add to 100% due to rounding

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the DBRS, Fitch, Moodys and Morningstar grading criteria.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	260
		Incomplete File	106
		Missing, Incorrect, or Incomplete Note	21
		Missing, Incorrect, or Incomplete Final TIL	3
		Total Compliance Grade (D) Exceptions:	390
	C	State Defect	344
		Loan Package Documentation	1
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (C) Exceptions:	346
	B	Missing Application Date	1,436
		TILA	1,055
		Missing, Incorrect, or Incomplete GFE	532
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	368
		Missing, Incorrect, or Incomplete Final TIL	314
		Misc. State Level	245
		FACTA	225
		RESPA	183
		Missing Non-Required Data	154
		LTV Test	125
		State Defect	94
		Missing Required Data (other than HUD-1 or Note)	71
		State Late Charge	59
		Missing, Incorrect, or Incomplete Final or Initial 1003	21
		GSE	19
		Missing Required Data	13

	Final TIL Estimated	10
	Missing, Incorrect, or Incomplete Initial TIL	4
	Missing Document	1
	State HPML	1
	Total Compliance Grade (B) Exceptions:	4,930
A	State Defect	0
	Misc. State Level	0
	Missing Required Data (other than HUD-1 or Note)	0
	TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	0
	LTV Test	0
	Missing, Incorrect, or Incomplete Final TIL	0
	TILA	0
	Total Compliance Grade (A) Exceptions:	0
Total Compliance Exceptions:		5,666

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 1,000 mortgage loans included within the Data Integrity population, 314 unique mortgage loans (31.40%) had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Field Label	Loans with Discrepancy	% of Final Population
# of Units	1	0.05%
Amortization Term	15	0.76%
Appraised Value	22	1.12%
Balloon	32	1.63%
Borrower First Name	61	3.10%
Borrower Last Name	33	1.68%
CLTV	24	1.22%
Contract Sales Price	2	0.10%
First Pament Date	13	0.66%
First Payment Date	26	1.32%
Has Mod?	22	1.12%
Has Modification?	1	0.05%
Interest Only Period	4	0.20%
LTV	12	0.61%
Maturity Date	13	0.66%
Mod Date	8	0.41%
Note Date	12	0.61%
Occupancy	5	0.25%
Original CLTV	35	1.78%
Original Interest Rate	6	0.31%
Original Loan Amount	4	0.20%

Original LTV	12	0.61%
Original P&I	23	1.17%
Origination Date	14	0.71%
Property Type	35	1.78%
Purpose	5	0.25%
State	3	0.15%
Street	71	3.61%
Zip	5	0.25%
Zip Code	20	1.02%

PAYMENT HISTORY REVIEW SUMMARY (722 Mortgage Loans)

For the 722 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with cut-off dates of September 30, 2018 for 62 mortgage loans with a 24-month review, October 31, 2018 for 52 mortgage loans with a 24-month review, December 31, 2018 for 186 mortgage loans with a 24-month review, and January 31, 2019 for 422 mortgage loans with a 24-month review.  Using the MBA methodology, AMC created a pay string using a twenty-four (24) month look back on all 722 mortgage loans within the review population.

Within this population,591 mortgage loans (81.85%) had no delinquencies during the look back period; however, only 569 mortgage loans (78.81%) had complete pay history data. Each of the remaining 22 mortgage loans (3.05%) had at least one month missing during the look back period. The remaining 131 mortgage loans were comprised of 2 categories as follows: 127 mortgage loans (17.59%) had complete payment history data and exhibited at least one delinquency during the lookback period and 4 mortgage loans (0.55%) were missing at least one month of payment history data but still exhibited at least one delinquency during the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data (24 month look back)	569	78.81%
No Delinquency, At Least One Month Missing (24 month look back)	22	3.05%
Delinquency, No Missing Data (24 month look back)	127	17.59%
Delinquency, At Least One Month Missing (25 month look back)	4	0.55%
Total	722	100.00%

*May not sum to 100% due to rounding.

TAX AND TITLE REVIEW SUMMARY (1,196 Mortgage Loans)

Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VT, WA, WV, WY and Puerto Rico. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

TAX AND TITLE REVIEW SUMMARY (274 Mortgage Loans)

The Tax and Title Review was completed on 274 mortgage loans.  There were 3 first lien mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  All 3 of these mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage; however, each of these critical findings were able to be sufficiently mitigated, as the senior encumbrances were not cited as exceptions from coverage on Schedule B of the related Title Policy.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 271 mortgage loans.

Title Lien Alert Review (922 Mortgage Loans)

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage.  To make a determination of lien position, AMC originally reviewed a report covering  889 mortgage loans which showed 524 mortgage loans were in first lien position. This review was unable to confirm the lien position on the remaining 365 mortgage loans. The Client ordered initial searches on 33 additional loans and supplemental searches on the 365 mortgage loans where lien position was unable to be determined from the initial report. From those searches a total of 379 mortgage loans were confirmed to be in first lien position through these supplemental searches. For the remaining mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position for 15 of the mortgage loans and 4 mortgage loans are pending final title policy to confirm lien position.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,405	71.46%	$210,305,287.04	69.09%
Adjustable	461	23.45%	$93,718,260.00	30.79%
Unknown	100	5.09%	$377,746.00	0.12%
Total	1,966	100.00%	$304,401,293.04	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,866	94.91%	$303,890,947.04	99.83%
2	1	0.05%	$100,000.00	0.03%
Unknown	99	5.04%	$410,346.00	0.13%
Total	1,966	100.00%	$304,401,293.04	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	510	25.94%	$81,007,856.27	26.61%
Cash Out: Home Improvement/Renovation	23	1.17%	$5,768,300.00	1.89%
Cash Out: Other/Multi-purpose/Unknown Purpose	597	30.37%	$95,304,370.00	31.31%
First Time Home Purchase	206	10.48%	$31,973,178.00	10.50%
Other-than-first-time Home Purchase	287	14.60%	$52,375,458.00	17.21%
Rate/Term Refinance - Lender Initiated	1	0.05%	$48,275.00	0.02%
Rate/Term Refinance - Borrower Initiated	196	9.97%	$32,010,238.77	10.52%
Construction to Permanent	18	0.92%	$1,455,442.00	0.48%

Unavailable	128	6.51%	$4,458,175.00	1.46%
Total	1,966	100.00%	$304,401,293.04	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	88	4.48%	$9,191,820.00	3.02%
181-240 Months	78	3.97%	$7,362,926.00	2.42%
241-360 Months	1,697	86.32%	$286,966,851.04	94.27%
361+ Months	1	0.05%	$400,000.00	0.13%
Unknown	102	5.19%	$479,696.00	0.16%
Total	1,966	100.00%	$304,401,293.04	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,372	69.79%	$219,403,014.04	72.08%
Condo, Low Rise	70	3.56%	$11,781,922.00	3.87%
Condo, High Rise	2	0.10%	$280,000.00	0.09%
PUD	155	7.88%	$30,004,210.00	9.86%
Townhouse	14	0.71%	$2,060,516.00	0.68%
Single-wide Manufactured Housing	19	0.97%	$1,472,125.00	0.48%
1 Family Attached	32	1.63%	$4,208,193.00	1.38%
2 Family	60	3.05%	$14,587,318.00	4.79%
3 Family	19	0.97%	$4,859,850.00	1.60%
4 Family	9	0.46%	$2,358,850.00	0.77%
Other	16	0.81%	$3,652,161.00	1.20%
Unavailable	198	10.07%	$9,733,134.00	3.20%
Total	1,966	100.00%	$304,401,293.04	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	1,718	87.39%	$279,975,044.04	91.98%
Investment	125	6.36%	$18,578,119.00	6.10%
Second Home	14	0.71%	$3,614,850.00	1.19%
Unknown	109	5.54%	$2,233,280.00	0.73%
Total	1,966	100.00%	$304,401,293.04	100.00%